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                                TABLE OF CONTENTS



1.    LEASE DATA; DEFINITIONS................................................  1

2.    GRANT..................................................................  2

3.    TERM...................................................................  2

4.    RENT...................................................................  2

5.    SECURITY DEPOSIT.......................................................  3

6.    USES...................................................................  3

7.    SERVICES AND UTILITIES.................................................  4

8.    INTENTIONALLY DELETED..................................................  5

9.    TAX ON RENTALS; TENANT'S PERSONAL PROPERTY TAXES.......................  5

10.   ALTERATIONS AND CARE OF PREMISES.......................................  5

11.   TENANT IMPROVEMENTS....................................................  6

12.   ACCESS TO PREMISES.....................................................  7

13.   LIEN FOR RENT..........................................................  7

14.   DAMAGE OR DESTRUCTION..................................................  8

15.   WAIVER OF SUBROGATION..................................................  8

16.   INDEMNIFICATION AND INSURANCE..........................................  9

17.   HAZARDOUS SUBSTANCES................................................... 10

18.   ASSIGNMENT AND SUBLETTING.............................................. 11

19.   LIENS AND INSOLVENCY................................................... 12

20.   DEFAULT................................................................ 12


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21.   MORTGAGE SUBORDINATION AND ATTORNMENT.......................... 14

22.   ACTIONS AT EXPIRATION OR TERMINATION OF LEASE.................. 15

23.   CONDEMNATION................................................... 16

24.   MISCELLANEOUS.................................................. 17


                                      -ii-

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                            U.S. BANK PLAZA BUILDING
                                 LEASE AGREEMENT

1.    LEASE DATA; DEFINITIONS

      1.1 Lease Date:  January 31, 1997.

      1.2 Landlord: Bellevue Associates, a Washington limited partnership.

      1.3 Tenant: ImageX Corporation, a Washington corporation.

      1.4 Building; Building Manager: U.S. Bank Plaza Building, 10800. N.E. Eighth Street, Bellevue, Washington, and all other improvements located on the Land. Landlord's Building Manager is Norris, Beggs & Simpson, 10900 N.E. 8th Street, Suite 200, Bellevue, Washington 98004. The rentable area of the Building is deemed to be 116,578 square feet.

      1.5 Land: See Exhibit C for the legal description of the Land.

      1.6 Premises: Suite number 200 on the second floor of the Building. The Premises shall be deemed to contain 10,042 square feet of floor area. A floor plan of the Premises is outlined on Exhibit A. The Premises include the Tenant Improvements, if any, set forth on Exhibit B.

      1.7 Tenant's Proportionate Share: Tenant's Proportionate Share is a fraction, the numerator of which is the 10,042 and the denominator of which is the approximate rentable square feet of the Building. Tenant's Proportionate Share shall be deemed to be 8.00% (0.08).

      1.8 Lease Term: Subject to Section 3 below, from March 1, 1997 (the "Projected Commencement Date"), to 5:00 p.m. 60 months following the actual Commencement Date (the "Expiration Date").

      1.9 Base Year: 1997.

      1.10 Base Rent: $16,318.25 per month.

      1.11 Prepaid Rent: Concurrently with execution of this Lease, Tenant will pay Landlord $16,318.25 to be applied to the first Base Rent payment due.

      1.12 Security Deposit: Concurrently with execution of this Lease, and subject to the terms of Section 5 below, Tenant will deposit with Landlord $16,318.25 as a security deposit.

      1.13  Permitted Use:  General office purposes, and no other purpose.

      1.14 Notice and Payment Addresses: Unless otherwise specified in writing, Landlord's notice address shall be its Building Manager and Tenant's notice address shall be the Premises.

      1.15 Parking: A Parking Agreement is attached as Exhibit D to this Lease.

2.    GRANT

      Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises specified in Section 1.6, together with rights of ingress and egress over Building common areas.

3.    TERM

      The Projected Commencement Date listed in Section 1.8 represents an estimate of the Commencement Date. The actual Commencement Date shall be first to occur of the following events: (i) five days after the date on which Landlord notifies Tenant that the Tenant Improvements are substantially completed in accordance with Exhibit B, (ii) the date on which Tenant takes possession or commences beneficial occupancy of the Premises, or (iii) if substantial completion of the Premises is delayed due to Tenant's failure to perform its obligations under this Lease, then the date determined by Landlord as the date upon which the Premises would have been substantially completed, but for Tenant's failure to perform. The term "substantial completion" shall mean such date as: (i) Landlord's architect has certified in writing to Landlord and Tenant that the improvements to be completed by Landlord have been completed subject only to minor "punch list" items not necessary for Tenant's occupancy of the Premises, and (ii) a certificate of occupancy has been issued allowing Tenant to occupy the Premises and conduct its business thereon. If the actual Commencement Date is earlier or later than the Projected Commencement Date: (i) this Lease shall not be void or voidable, (ii) Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and (iii) the Expiration Date shall be adjusted to reflect the total number of months set forth in Section 1.8, provided delays in the Commencement Date were not caused by Tenant. Landlord shall confirm the Commencement Date by written notice to Tenant within 2 weeks after the Commencement Date.

4.    RENT

      4.1 Payment. Tenant shall pay the Base Rent specified in Section 1.10, the Additional Rent specified in Sections 7.2, 16.1, Exhibit B and Exhibit E, Parking Fees and all other charges due under this Lease, without demand, deduction or offset, in advance, on or before the first day of each month. Rent shall be paid to Landlord's Building Manager, or to such other person or place as may be designated by Landlord


                                       -2-
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from time to time. For purposes of this Lease, Base Rent, Additional Rent,
Parking Fees and all other amounts payable by Tenant to Landlord are collectively referred to in this Lease as "Rent," and are deemed to constitute rent for purpose of all applicable laws. Rent for any partial month shall be prorated.

      4.2 Late Rent. If any payment is not received by Landlord within five days after the due date, Tenant shall pay Landlord, in addition to the Rent due, a handling fee equal to the greater of $100 or five percent (5%) of the delinquent amount. In addition, the delinquent amount will bear interest at a rate equal to one and one-half percent (1.5%) per month, or the highest rate permitted by law, whichever is less, calculated from the original due date to the date of full payment.

      4.3 Acceptance of Partial Payment. Landlord's acceptance (through negotiation of Tenant's check or otherwise) of less than the full amount of Rent or other sums due will not be deemed an accord and satisfaction unless Landlord specifically agrees in writing to the contrary.

5.    SECURITY DEPOSIT

      As security for Tenant's performance of every provision in this Lease, Tenant has paid to Landlord the Security Deposit specified in Section 1.12. If Tenant defaults under any provision of this Lease beyond any applicable cure period, and in addition to any other remedy which Landlord may possess, after written notice to Tenant Landlord may apply all or any part of the Security Deposit to the payment of sums due, including damages suffered by Landlord due to such default. In such event, Tenant shall, within five days after written demand by Landlord, deposit with Landlord the amount so applied so that Landlord shall have the full Security Deposit on hand at all times during the term of this Lease. Any application of the Security Deposit to cure Defaults shall not be construed as a payment of liquidated damages for the Default. If Tenant fully complies with all of the provisions of this Lease, the Security Deposit will be repaid to Tenant without interest within 30 days after the Expiration Date.

6.    USES

      6.1 Permitted Use. The Premises may be used only for the Permitted Use specified in Section 1.13, and for no other purpose without Landlord's written consent.

      6.2 Compliance with Laws. No act shall be done in or about the Premises that is unlawful or that will increase insurance rates on the Building. Tenant shall not commit or permit any waste, or any public or private nuisance, or other act which disturbs other tenants in the Building. Tenant shall comply with all laws, regulations, ordinances, codes or conditions relating to its use of the Premises, and shall observe Landlord's rules and regulations for the Building.


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

      6.3 Signage. So long as Tenant occupies the Premises, Tenant shall have the right to have its business name displayed on any reader board located in the first floor Building lobby, second floor skybridge lobby, elevator lobby on the floors where the Premises are located and in the vicinity of the Premises, all in the Building's standard size, typeface, materials and locations, which shall be determined by Landlord. Tenant shall not place or display any other sign, notice, picture, placard or poster, or any advertising material whatsoever, visible either directly or indirectly (as an outline or shadow on a glass pane) from anywhere outside the Premises without first obtaining Landlord's written consent. Any consent by Landlord shall be upon the condition that Tenant will remove the advertising promptly on Landlord's request, and in any event at the expiration or sooner termination of this Lease, that Tenant shall repair any damage to the Premises or the Building caused thereby and that same signage comply with Landlord's requirements as to size, materials and design. Landlord shall pay the initial cost associated with displaying Tenant's business name on one strip on the reader boards located in the first floor Building lobby, second floor skybridge lobby and the elevator lobby on the floor where the Premises are located. Tenant shall pay the costs associated with any other signage, including but not limited to additional strips on the above-mentioned reader boards for individual names or other purposes, any strips on other reader boards within the Building and all signage within or about the Premises. Tenant shall also pay the costs for any changes requested by Tenant to the reader boards or other signage.

7.    SERVICES AND UTILITIES

      7.1 Standard Services. Landlord will maintain the Premises and the common areas of the Building, such as lobbies, elevators, stairs, corridors and rest-rooms, in reasonably good condition. Between 7:00 a.m. and 7:00 p.m., Monday through Friday, and between 8:00 a.m. and 5:00 p.m. Saturday (excluding legal holidays), Landlord will furnish the Premises with electricity, water, HVAC, and elevator service (subject to card key access from time to time). Landlord will also provide light replacement service for landlord-furnished lighting fixtures, toilet room supplies and window washing (excluding relites) at reasonable intervals. Janitorial service will be provided five days per week, excluding holidays.

      7.2 Additional Services. Before installing any equipment or lights in the Premises that generate, in combination with all other lights and equipment in the Premises, more than 2.5 watts per square foot of floor area, or which consume more electricity than the typical complement of office machinery, Tenant shall obtain Landlord's written permission. Landlord may refuse to grant such permission if, in its reasonable judgment, the amount of heat so generated would place an above average burden on the HVAC or electrical systems for the Building. Landlord may require Tenant to agree to pay as Additional Rent amounts reasonably determined by Landlord to cover the additional installation and maintenance costs, as well as increased HVAC costs generated by Tenant's equipment and lights. Landlord shall be entitled to install and operate, at Tenant's cost, a monitoring/metering system in the Premises to measure the added demands on electricity and HVAC systems.

      7.3 Interruption of Services. In the event of an interruption or failure of Building services, Landlord will use reasonable diligence to restore such service; however, Landlord will in no event be liable for any damages to business, persons or property directly or indirectly resulting from any variation, interruption, or failure of such services. No temporary interruption or failure of services incident to the making of repairs, alterations, or improvements, or due to accident or strike, or events beyond Landlord's reasonable control shall be deemed a default by Landlord or an eviction of Tenant, or shall it relieve Tenant from any of its obligations under this Lease.

8.    INTENTIONALLY DELETED

9.    TAX ON RENTALS; TENANT'S PERSONAL PROPERTY TAXES

      9.1 Tax on Rentals. If any tax is placed on Rent payable under this Lease or accruing from use of property, or such a tax in any form against Landlord measured by income derived from the rental of the Building, such tax shall be paid by Tenant either directly or through Landlord; provided, however, that Tenant will not be liable to pay any net income tax imposed on Landlord.

      9.2 Personal Property Taxes. Tenant shall pay prior to delinquency all personal property taxes payable with respect to all property of Tenant located on the Premises or in the Building and shall provide promptly upon request of Landlord written proof of payment.

10.   ALTERATIONS AND CARE OF PREMISES

      10.1 Tenant's Duty. Tenant shall take good care of the Premises and shall promptly make all necessary repairs and maintenance except those to be made by Landlord as provided below. All damage to the Premises, Building or parking garage not covered by insurance maintained by Landlord (including windows and doors) caused directly or indirectly by Tenant, or Tenant's employees, agents, independent contractors, licensees or invitees, shall be promptly paid for by Tenant. If Tenant fails to maintain the Premises as required by this Lease, Landlord may at any time and at its option, cause the same to be put in the condition Landlord deems appropriate, and in such case, upon receipt of Landlord's invoice, Tenant shall promptly pay the entire cost of those repairs as Additional Rent. Pursuant to Section 14, Landlord shall have the right to enter the Premises for the purpose of undertaking such work upon the failure of Tenant to do so.

      10.2 Alterations. Tenant may not, without first obtaining Landlord's written consent which shall not be unreasonably withheld and, where required by Landlord, in accordance with plans and specifications prepared at Tenant's expense and reasonably approved by Landlord, (a) make alterations to the Premises, (b) install, modify, replace or in any way change any floor or wall covering, ceiling, lighting, fixtures, plumbing, wiring, or signage, (c) install, modify, replace or in any way change curtains, draperies or other hangings on or beside the windows. Tenant may not change locks to any doors between the Premises and Building common areas under any circumstances. Tenant shall be solely responsible for making sure that its alterations to the Premises comply with all laws, including applicable provisions of the Americans with Disabilities Act, 42 U.S.C. Ch. 126 (the "ADA"). Landlord's approval of Tenant's plans and specifications shall create no responsibility or liability on the part of Landlord for compliance with applicable laws, regulations or ordinances, including the ADA. Tenant shall reimburse Landlord for any reasonable sums expended for examination and approval of the architectural and mechanical plans and specifications for alterations. Tenant shall reimburse Landlord for its direct costs incurred during any inspection or supervision of the alterations. All approved work shall be at Tenant's expense and shall be performed by workmen and contractors designated by Landlord. Landlord's consent may be withdrawn by written notice to Tenant if, in Landlord's reasonable judgment, Tenant's contractors, workmen or suppliers are unreasonably interfering with workmen or contractors of Landlord or of another tenant.

      10.3 Normal Wear and Tear. Except as otherwise provided herein, all repairs necessitated by normal wear and tear in order to maintain the Premises and the Building in a tenantable condition shall be performed by or under the direction of Landlord and as an Operating Cost. Landlord shall be the sole judge of necessary repairs.

      10.4 Notice of Damage. Tenant shall promptly inform Landlord and Landlord's Building Manager of any damage to the Premises or Building, whether or not caused by Tenant.

      10.5 Repair and Maintenance of the Building. Landlord shall be responsible for reasonably necessary maintenance and repairs to the portions of the Building, parking garage and common areas which are not Tenant's responsibility (the Building Work"). Building Work shall include the repair, maintenance and replacement of the roof, electrical, plumbing and other mechanical systems, structure and exterior of the Building. If any of the Building Work is necessitated due to damage caused by Tenant, its agents or employees, and if such damage is not insured by Landlord, Landlord may require Tenant to pay the cost of that work within 10 days of receipt by Tenant of the invoice.

11.   TENANT IMPROVEMENTS

      11.1 Inspection. If this Lease is entered into before completion of Tenant Improvements to the Premises, Tenant shall have the right to defer acceptance of the Premises until Tenant completes an inspection of the improvements. The inspection must be completed within five days after Tenant's receipt of a written notice by Landlord that the Improvements have been substantially completed in accordance with Exhibit B. Except as otherwise specified by Tenant in writing to Landlord within such period, Tenant shall be deemed to have accepted the Premises in their then condition, except with respect to defects that could not reasonably be found by Tenant during its inspection. If, as a result of Tenant's inspection, minor variations are discovered from the plans and specifications of a nature commonly found on a "punch list" (as that term is used in the construction industry), Landlord will exercise good faith in having minor violations corrected as quickly as possible. The existence of Tenant's punch list items shall not postpone the Commencement Date of this Lease.

      11.2 Responsibility for Improvements. Unless otherwise specified in this Lease, Exhibit B or any amendment hereto, Tenant shall reimburse Landlord for the cost of making all Improvements to the Premises requested by Tenant. Tenant shall, within ten days of receipt of a written request from Landlord, pay Landlord for the cost of such Improvements made, absent which Landlord shall have the same rights as if Tenant failed to pay Rent when due. All Improvements made in accordance with this Lease, Exhibit B. or any amendment hereto, whether or not paid for by Landlord, shall at all times be the property of Landlord. Tenant shall be solely responsible for ensuring that the design and construction of any Improvements to the Premises, except for the initial buildout described in Exhibit B complies with all laws, including the ADA, and Landlord's approval of Tenant's plans and specifications shall create no responsibility or liability of the part of Landlord.

12.   ACCESS TO PREMISES

      Tenant shall permit Landlord, Landlord's Building Manager, and any other persons designated by Landlord, to enter the Premises at all reasonable times for inspection purposes, or for the purpose of cleaning, repairing, altering or improving the Premises or the Building, or for the purpose of showing the Premises try prospective tenants. When necessary, Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure and without such action by Landlord being construed as an eviction of Tenant or relieving or releasing Tenant from the duty of observing each provision of this Lease. Landlord shall not be liable for the consequences of admitting by passkey or refusing to admit to the Premises Tenant or any of Tenant's agents or employees or other persons claiming a right of admittance.

13.   LIEN FOR RENT

      Landlord shall have any statutory Landlord's liens provided by Washington law.


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

14.   DAMAGE OR DESTRUCTION

      14.1 Damage and Repair. If the Premises or Building are rendered untenantable by fire or other casualty, either wholly or in part, Landlord may, at its option, either (a) terminate this Lease, or (b) repair the damages. If the Premises are damaged, the Rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole thereof during the period of the damage unless the damage directly results from, any act or omission of Tenant, or its officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors. If, within 60 days after damage by fire or other casualty, Landlord fails to notify Tenant of its election to restore the Premises within 120 days after the damage, then Tenant may, at its option, terminate the Lease subject to the provisions set forth below. Tenant, in order to so terminate, must provide written notice to Landlord by certified mail of its intention to terminate within 30 days after the expiration of said 60 day period. If Tenant gives notice of its intention to terminate the Lease as provided above, the Lease shall terminate as of the date of such notice.

      14.2 Business Interruption. No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Building.

      14.3 Tenant Improvements and Tenant's Personal Property. Landlord will not carry insurance of any kind for the protection of Tenant or any improvements paid for by Tenant or on Tenant's furniture on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease, and Landlord shall not be obligated to repair any damage thereto or replace the same.

15.   WAIVER OF SUBROGATION

      Whether any loss or damage is due to the negligence of either Landlord or Tenant, their agents or employees, or any other cause, Landlord and Tenant hereby release the other and any other tenant, their agents or employees, from responsibility for, and waive their entire claim of recovery for (a) any loss or damage to the Building or the property of either located anywhere in the Building arising out of or incident to the occurrence of any of the perils which may be covered by their respective insurance policies required under this Lease, or (b) any loss resulting from business interruption at the Premises or loss of rental income from the Building, arising out of or incident to the occurrence of any of the perils which may be covered by business interruption or rental income insurance policies held by either party. Each party shall cause its insurance carriers to consent to such waiver and to waive all rights of subrogation against the other parry.


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

16.   INDEMNIFICATION AND INSURANCE

      16.1 Tenant's Indemnity. Tenant shall indemnify, defend and hold Landlord harmless from and against all claims, liabilities, damages, costs, or expenses (including attorneys' fees), arising out of or in connection with the breach of this Lease by Tenant or any act or omission of Tenant or its officers, contractors, licensees, agents, servants, employees, licensees or invitees in or about the Building or Premises.

      16.2 Tenant's Insurance. Tenant shall, at its own expense, maintain during the term of this Lease: (a) a policy of commercial general liability insurance covering Tenant's activities and those of Tenant's employees, officers, contractors, licenses, agents, servants, employees, licensees or invitees with respect to the Premises or the Building against loss, damage or liability for personal injury or death or loss or damage to property with a limit of not less than $1,000,000 combined single limit; and (b) property insurance covering (i) alterations, additions, or improvements made by or for Tenant, and (ii) Tenant's trade fixtures, merchandise and other personal property on or about the Premises; all in amounts not less than 100% of their actual replacement cost. Following a peril as set forth herein, the proceeds under (b)(i) above shall be paid to Landlord, and the proceeds under (b)(ii) shall be paid to Tenant. All insurance shall contain loss payable clauses consistent with the foregoing which are acceptable to Landlord. Insurance required under this Section shall be with companies rated A-XV or better in Best's Insurance Guide. No insurance policy shall be canceled or reduced in coverage and each such policy shall provide that it is not subject to cancellation or a reduction in coverage except after 30 days prior written notice to Landlord. No later than the Commencement Date, and from time to time thereafter, Tenant shall provide Landlord with evidence of such insurance in a form reasonably acceptable to Landlord. In no event shall the limit of such policies be considered as limiting the liability of Tenant under this Lease.

      16.3 Landlord's Negligence/Indemnity. The foregoing provisions shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the gross negligence of Landlord; provided, however, that in no event shall Landlord be liable to Tenant for any damage to the Premises or for any loss, damage or injury to any property therein or thereon resulting from acts by third parties or occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipes (including, without limitation, water, steam, and/or refrigerant lines), sprinklers, tanks, drains, drinking fountains or washstands or other similar cause in, above, upon or about the Premises or the Building. Landlord shall not be liable for any loss or damage to person or property sustained by Tenant or other persons, which may be caused by theft, or by any act or neglect of any tenant or occupant of the Building or any third parties. Landlord shall defend and indemnify Tenant and save it harmless from and against any and all liability, damages, costs, or expenses, including attorneys' fees, arising from the breach of this Lease by Landlord or gross negligence or willful misconduct of Landlord and its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors in or about the Building or Premises.

17.   HAZARDOUS SUBSTANCES

      17.1 Environmental Indemnity. Tenant shall not cause or permit any Hazardous Substances other than ordinary office supplies, to be brought upon, kept or used in or about the Premises, Building or Land without Landlord's prior written consent. If Tenant breaches its obligations set forth herein, or if the presence of Hazardous Substances on or about the Premises, Building, or Land caused or permitted by Tenant results in contamination for which Tenant or Landlord may be legally liable, then Tenant shall indemnify, defend and hold Landlord harmless from and against all claims, judgments, damages, penalties, fines, costs, liabilities, or losses arising out of or in connection therewith. Tenant's obligations under this Section shall survive the expiration or termination of this Lease.

      17.2 Hazardous Substances Defined. Hazardous Substances shall mean: (i) those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in CERCLA, as amended by Superfund Amendments and Reauthorization Act of 1986 (Publ. L. 99-499, 100 Stat. 1613) ("SARA"), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. ss. 6901 et seq.) ("RCRA"), and the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801 et seq., and in the regulations promulgated pursuant to said laws, all as amended; (ii) those substances listed in the United States Department of Transportation Table (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 C.F.R. Part 302 and amendments thereto);
(iii) any material, waste or substance which is (A) petroleum, (B) asbestos, (C) polychlorinated biphenyl, (D) designated as a "hazardous substance" pursuant to
Section 311 of the Clean Water Act, 33 U.S.C. 1251 et seq. (33 U.S.C. ss. 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. ss. 1317);
(E) flammable explosives; or (F) radioactive materials; (iv) those substances defined as "dangerous wastes," "hazardous wastes" or as "hazardous substances" under the Water Pollution Control Act, RCW 90.48.010 et seq., the Hazardous Waste Management Statute, RCW 70.105.010 et seq., and the Toxic Substance Control Act (Senate Bill No. 6085) RCW 70.105B.010 et seq., the Model Toxics Control Act, RCW 70.105D.010 et seq., and the Toxic Substance Control Act, 15 U.S.C. ss. 2601 et seq., and in the regulations promulgated pursuant to said laws all as amended; and (v) such other substances which are or become regulated or classified as hazardous or toxic under applicable local, state or federal laws or regulations.

18.   ASSIGNMENT AND SUBLETTING

      18.1 General. Tenant may assign, mortgage, encumber or otherwise transfer this Lease or sublet the whole or any part of the Premises (collectively, a "transfer") by first, in each case, obtaining Landlord's written consent, which shall not be unreasonably withheld. No transfer shall relieve Tenant of any liability under this Lease. Consent to any transfer shall not operate as a waiver of the necessity for consent to any subsequent transfer. If Landlord's consent is requested for the entire Premises, Landlord reserves the right to terminate this Lease, or, if consent is requested for less than the entire Premises, to terminate this Lease with respect to the portion for which Landlord's consent is requested, at the proposed effective date of such transfer in which event Landlord shall enter into the relationship of Landlord and Tenant with any such sub-tenant or assignee, based on the rent (and/or other compensation) and the term agreed to by such subtenant or assignee and otherwise upon the same terms of this Lease. Each request for an assignment or subletting must be accompanied by a processing fee of $250 in order to reimburse Landlord for expenses, including attorneys' fees, incurred in connection with such request.

      18.2 Entity Ownership. The cumulative transfer of an aggregate of 50% or more of the voting interests or power in Tenant (stock in a corporation, partnership interests in a partnership, or ownership interests in a limited liability company), including by creation or issuance of new ownership interests of an entity which is (i) Tenant; (ii) an assignee of Tenant; or (iii) an entity which controls Tenant directly or indirectly (except as the result of transfers by gift or inheritance) shall be deemed a Transfer of this Lease.

      18.3 Assignee/Sub-Tenant Obligations. As a condition to Landlord's approval, any potential assignee or sub-tenant shall assume all obligations of Tenant under this Lease, and any amendments thereto, and shall be jointly and severally liable with Tenant and any guarantors hereof for the payment of Rent and performance of all terms, covenants and conditions of this Lease. In connection with any sublease or assignment, Tenant shall provide Landlord with copies of all assignments, subleases and assumption instruments.

      18.4 Permitted Transfers. Anything contained herein to the contrary notwithstanding, Landlord hereby consents to (a) a Transfer of this Lease to the parent of Tenant or to a wholly-owned subsidiary of Tenant or of such parent,
(b) a Transfer of this Lease to any corporation into which or with which Tenant may be merged or consolidated, (c) any Transfer under Section 18.2 or (d) a Transfer of this Lease to any entity to which Tenant sells all or substantially all of its assets; provided that the resulting entity expressly assumes all of Tenant's obligations hereunder and that the net worth of the resulting entity is at least equal to the greater of (i) the net worth of Tenant on the date hereof, or (ii) the net worth of Tenant immediately prior to such Transfer.

19.   LIENS AND INSOLVENCY

      19.1 Liens. Tenant shall keep the Premises and the Building free from any liens arising out of any work performed and materials ordered or obligations incurred by or on behalf of Tenant, except for Improvements performed in accordance with Exhibit B. In the event any lien is filed against the Building, the Land or the Premises by any person claiming by, through or under Tenant, if not released within 5 days after written notice from Landlord, Tenant shall be in Default hereunder and Tenant shall (at its expense), upon request of Landlord, and in addition to any other remedy which Landlord may possess, immediately furnish to Landlord a bond in form and amount and issued by a surety satisfactory to Landlord, indemnifying Landlord, the Land and the Building against all liability and expenses, including attorneys' fees, which Landlord could possibly incur as a result thereof. Landlord shall, at all times, have the right to post notices of nonresponsibility on or around the Premises and/or record such notices in the county where the Building is located.

      19.2 Insolvency. If Tenant becomes insolvent, voluntarily or involuntarily bankrupt, or if a receiver, or assignee or other liquidating officer is appointed for the business of Tenant, then Landlord may terminate Tenant's right of possession under this Lease at Landlord's option and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings. The appointment of a trustee in bankruptcy or of a receiver for the business or property of Tenant shall be deemed a material Default of this Lease by Tenant, unless the trustee or receiver, within five days after appointment in the case of any delinquency in any payment required as and when due, our within 15 days after appointment in the case of any Default other than the making of any payment, (i) cures any outstanding Default, (ii) fully compensates Landlord for any loss resulting from such Default, and (iii) provides adequate assurances of future performance under this Lease, which assurances may include at Landlord's option, depositing with Landlord additional security in an amount not to exceed the equivalent of two (2) months rent as determined at the time of appointment.

20.   DEFAULT

      20.1 Default is Immediate. Time is of the essence, and Tenant shall be immediately in default for failing to comply with any term of this Lease beyond the cure periods described in Section 20.2 (a "Default").

      20.2  Tenant's Right to Cure.

            20.2.1 For the nonpayment of Rent, or any other amounts due under this Lease, Tenant shall have a period of five days after written notice from Landlord ("Notice of Non-Compliance") within which to cure by paying all amounts past due, together with interest at the rate equal to one and one-half percent (1.5%) per month, or the highest rate permitted by law, whichever is less, calculated from the original due date to the date of full payment and, in the case of Rent, the greater of $100 or five percent (5%) of the delinquent amount.

            20.2.2 If Tenant fails to comply with any other term of this Lease, Tenant shall have a period of 15 days from the receipt of a Notice of Non-Compliance within which to cure. If, notwithstanding Tenant's good faith efforts to cure, any such non-compliance under this subsection cannot be cured within the 15 day period, the non-compliance shall not be deemed to be uncured if Tenant continues exercising good faith and due diligence to cure such non-compliance.

            20.2.3 In the event Tenant receives from Landlord three or more Notices of NonCompliance within a 12-month period during Tenant's occupancy of the Premises, regardless of whether such non-compliance was subsequently cured, Tenant shall thereafter forfeit any further rights to cure.

      20.3 Vacation and Abandonment. Notwithstanding anything to the contrary in Section 20.2, any vacation or abandonment by Tenant shall be considered a Default with no right to cure, allowing Landlord to exercise all rights contained in Section 20.4 and 20.5 of this Lease. Vacation shall be defined as an absence from the Premises for more than 30 days. Abandonment shall be defined as an absence from the Premises for more than ten days while Tenant is in Default.

      20.4 Landlord's Re-Entry; Acceleration of Rent. Following the expiration of any applicable cure period for a Default by Tenant, Landlord, in addition to other rights it may have, may at its option enter the Premises, either with or without process of law, and remove Tenant or any other persons who may be therein, together with all personal property found therein; and Landlord may terminate this Lease, or it may from time to time, without terminating this Lease and as agent of Tenant, relet the Premises or any part thereof upon such terms as Landlord may deem advisable, with the right to repair and remodel the Premises. Tenant shall remain liable for any deficiencies under this Lease, computed as set forth below. In the case of any uncured Default, re-entry and/or dispossession by summary proceedings or otherwise, all Rent and other sums due pursuant to this Lease for the balance of the term shall become immediately due, together with such expenses as Landlord may incur including, but not limited to, attorneys' fees, advertising expenses, brokerage fees and/or putting the Premises in good order or preparing the same for re-rental, together with interest and handling charges as provided in Section 4 above, accruing from the date of any such expenditure by Landlord.

      20.5 Re-Letting the Premises. At the option of Landlord, rents received by Landlord from re-letting the Premises shall be applied first to the payment of any indebtedness from Tenant to Landlord other than Rent and other sums due; second to the payment of any costs resulting from such re-letting, including, but not limited to, attorneys' fees, advertising fees and brokerage fees, and to the payment of any repairs or remodeling to the Premises; third, to the payment of Rent due and to become due hereunder, and, if after applying these amounts, there is any deficiency in the Rent to be paid by Tenant under this Lease, Tenant shall pay any deficiency to Landlord monthly on the dates specified herein and any payment made or suits brought to collect the amount of the deficiency for any month shall not prejudice in any way the right of Landlord to collect the deficiency for any subsequent month. The failure or refusal of Landlord to re-let the Premises or any part or parts thereof shall not release or affect Tenant's liability hereunder, nor shall Landlord be liable for failure to re-let, or in the event of re-letting, or failure to collect the Rent thereof, and in no event shall Tenant be entitled to receive any excess of net rents collected over sums payable by Tenant to Landlord hereunder. No such re-entry or taking possession of the Premises shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. Notwithstanding any such re-letting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous Default. Should Landlord at any time terminate this Lease by reason of any Default, in addition to any other remedy it may have, it may recover from Tenant the amount of Rent reserved in this Lease for the balance of the term, as it may have been extended over the then fair market value of the Premises for the same period, plus all court costs and attorneys' fees incurred by Landlord in the collection of the same.

      20.6 Waiver of Redemption Rights. Tenant, for itself, and on behalf of any and all persons claiming through or under it, including creditors of all kinds, hereby waives all rights which they or any of them might have under or by reason of any present or future law, to redeem the Premises or to have a continuance of this Lease for the term hereof, after applicable cure periods under this Lease have expired, and before being dispossessed or ejected therefrom by process of law.

      20.7 Cumulative Remedies. All rights and remedies of Landlord provided in this Lease shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies provided in this Lease, Landlord shall be entitled to restrain by injunction the violation or attempted violation of any of the provisions of this Lease.

21.   MORTGAGE SUBORDINATION AND ATTORNMENT

      This Lease shall be subordinate to any mortgage or deed of trust now existing or hereafter placed upon the Land, the Building or the Premises created by or at the instance of Landlord, and to any and all advances to be made thereunder, and to interest thereon and all modifications, renewals and replacements or extensions thereof ("Landlord's Mortgage"); provided, however, that if the holder of any Landlord's Mortgage or any person or persons purchasing or otherwise acquiring the Land, Building or Premises at any sale or other proceeding under any Landlord's Mortgage shall elect to continue this Lease in full force and effect; and, in such event, Tenant shall attorn to such person or persons. Tenant shall properly execute, acknowledge and deliver reasonable documents which the holder of any Landlord's Mortgage may require to effectuate the provisions of this Section.

22.   ACTIONS AT EXPIRATION OR TERMINATION OF LEASE

      22.1 Surrender of Possession. Subject to the terms of Section 14 relating to damage and destruction, upon expiration of the term of this Lease, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender the Premises, together with all keys thereto, to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable wear and tear and damage by fire or other casualty (except to the extent caused by Tenant and not insured by Landlord) excepted.

      22.2 Holdover. If Tenant shall, without the written consent of Landlord, hold over after the expiration or termination of this Lease, such tenancy shall continue only on a month-to-month basis and may be terminated by Landlord in accordance with Washington law. During the holdover tenancy, Tenant shall pay Landlord 150% of the Rent (including Additional Rent and Parking Fees). All other Lease terms shall remain in full force and effect.

      22.3 Movable Property. Tenant shall remove all its movable property and trade fixtures which can be removed without damage to the Premises prior to the Expiration Date or sooner termination of this Lease and shall pay Landlord for the cost of repairing any damages to the Premises or Building resulting front such removal.

      22.4 Immovable Property. All other property in the Premises, and any alterations or additions thereto (including, without limitation, wall-to-wall carpeting, paneling, wall covering, window dressings, coverings or shades, or lighting fixtures and apparatus), whether provided by Landlord or Tenant, and any other article affixed to the floor, wall or ceiling of the Premises is the Landlord's property and shall remain with the Premises without any compensation to Tenant. If, however, Landlord requests in writing, Tenant will, prior to the Expiration Date or sooner termination of this Lease, remove such alterations, additions, fixtures, equipment and property placed or installed by it in the Premises and will immediately repair any damages caused by or resulting from such removal to the condition of the Premises prevailing at the Commencement Date, reasonable wear and tear excepted.

      22.5 Failure to Remove Property. If Tenant fails to remove any of its property from the Premises or the Building at the termination of this Lease or when Landlord has the right of reentry, landlord may, at its option, remove and store the property without liability for loss thereof or damage thereto, and at Tenant's expense. If Tenant fails to pay the cost of storing Tenant's property after it has been stored for a period of 30 days or more, Landlord may, at its option, sell any or all of such property at public or private sale (and Landlord may become a purchaser at such sale), in such manner and at such times and places as Landlord may reasonably deem proper, without notice to Tenant, and shall apply the proceeds of such sale in the following order: (a) to sale costs, including attorneys' fees actually incurred;
(b) to the payment of storage costs; (c) to the payment of any other costs or amounts which may then be or thereafter become due; and (d) the balance, if any, to Tenant.

23.   CONDEMNATION

      23.1 Entire Taking. If all of the Building or such portions of the Building as may be required for the reasonable use thereof are taken by eminent domain, or conveyed under a threat of condemnation, this Lease shall automatically terminate as of the date title vests in the condemning authority and all Rent shall be paid to that date.

      23.2 Constructive Taking of Entire Premises. In the event of a taking of a material part but less than all of the Building, where Landlord shall reasonably determine that the remaining portions of the Building cannot be economically and effectively used by it (whether on account of physical, economic, aesthetic or other reasons), Landlord shall forward a written notice to Tenant of such determination not more than 60 days after the date of taking. The Lease term shall expire upon such date as Landlord shall specify in such notice but not earlier than 60 days after the date of such notice.

      23.3 Partial Taking. In case of a partial taking of the Premises, or a portion of the Building not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect and the Rent shall be equitably reduced in proportion to the reduction of the Floor Area of the Premises. The Rent reduction shall be effective as of the date title to such portion vests in the condemning authority.

      23.4 Termination by Landlord. In the event that title to a part of the Building other than the Premises shall be condemned or taken under threat of condemnation, and if, in the opinion of Landlord, the Building should be restored in such a way as to alter the Premises materially, Landlord may terminate this Lease. Landlord shall notify Tenant of such termination within 60 days following the date of vesting of title of the property taken in the condemning authority. This Lease shall expire on the date specified in the notice of termination, but not less than 60 days after the giving of such notice, and the Rent shall be apportioned as of such date.

      23.5 Awards and Damages. Landlord reserves all rights to damages to the Premises for any partial, constructive, or entire taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and neither Tenant nor anyone acting on behalf of or through Tenant shall make a claim against Landlord or the condemning authority for damages for termination of the leasehold interest or interference with Tenant's business.

24.   MISCELLANEOUS

      24.1 Notices. All notices under this Lease shall be in writing and delivered in person or sent by registered or certified mail, return receipt requested to Landlord at the addresses specified in Section 1.4 and to Tenant at the Premises, or such other addresses as may from time to time be designated by such party in writing. Notices mailed as aforesaid shall be deemed received on the date which is three days following the date of mailing.

      24.2 Costs and Attorneys' Fees. If Tenant or Landlord shall engage the services of an attorney to collect monies due or to bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, and the losing party shall pay the prevailing party a reasonable sum for attorneys' fees and costs in such matter, including any fees and costs incurred at trial and on appeal.

      24.3 Limitation on Landlord's Liability. Notwithstanding any other provision in this Lease, the obligations and agreements made on the part of Landlord are not made and intended to be personal obligations or agreements, or for the purpose of binding Landlord personally or the assets of Landlord except for Landlords interest in the Premises and Building, but are made and intended for the purpose of binding only the Landlords interest in the Premises and the Building as the same may from time to time be encumbered. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against, Landlord or its partners or their respective heirs, legal representatives, successors, and assigns on account of this Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease contained.

      24.4 Estoppel Certificates. Landlord and Tenant shall, from time to time, upon written request of the other, execute, acknowledge and deliver to the other or its designee a written statement certifying: (i) this Lease is unmodified and in full force and effect (or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any, and (ii) acknowledging that there are no uncured Defaults hereunder, or specifying such Defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. If Landlord or Tenant shall fail to respond within 10 days of receipt of a written request as herein provided, the nonresponsive party shall be deemed to have given such certificate as above provided without modification.

      24.5 Transfer of Landlord's Interest. This Lease shall be assignable by Landlord without the consent of Tenant. In the event of any transfer or transfers of

Landlord's interest in the Premises or in the Building, other than a transfer for security purposes only, the transferor shall be automatically relieved of all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer and Tenant agrees to attorn to the transferee.

      24.6 Heirs and Assigns. This Lease shall be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

      24.7 No Brokers. Tenant represents and warrants to Landlord that it has not engaged any broker except Kidder, Mathews & Segner, finder or other person who would be entitled to any commission or fees in respect of the negotiation, execution, or delivery of this Lease and shall indemnify and hold harmless Landlord against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant. The provisions of this subparagraph shall not apply to brokers with whom Landlord has an express written brokerage agreement, including Clarke Commercial, Inc.

      24.8 Entire Agreement. This Lease contains all of the agreements between Landlord and Tenant relating in any manner to the rental, use and occupancy of the Premises and Tenant's use of the Building and other matters set forth in this Lease. No prior agreements or understanding pertaining to the same shall be valid, and this Lease shall not be modified except in writing signed by Landlord and Tenant.

      24.9 Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and the remaining provisions hereof shall nevertheless remain in full force and effect.

      24.10 Force Majeure. Time periods for Landlord's performance under any provision of this Lease shall be extended for periods of time during which the Landlord's performance is prevented due to circumstances beyond the Landlord's reasonable control, including without limitation, fires, floods, earthquakes, lockouts, strikes, embargoes, governmental regulations, acts of God, public enemy, war or other strife.

      24.11 Transit. Tenant shall request its employees to participate with Landlord and the City of Bellevue for the purpose of coordination of transit and high-occupancy vehicle (HOV) alternatives for commuting to and from work.

      24.12 Right to Change Public Spaces. Landlord shall have the right, without thereby creating an actual or constructive eviction or incurring any liability to Tenant therefor, to change the arrangement or location of such of the following as are not contained within the Premises or any part thereof: entrances, lobbies, passageways, doors and doorways, corridors, stairs, toilets and other like public service portions of the

Building. Nevertheless, in no event shall Landlord make any change which shall diminish the area of the Premises.

      24.13 Right to Establish Building Rules and Regulations. Landlord shall have the right to and enforce such reasonable, generally applicable rules and regulations for the Building as Landlord may deem necessary, provided such rules and regulations are consistent with the terms of this Lease.

      24.14 Substituted Premises. If the Premises contain an area of 3,000 square feet or less, Landlord shall have the right upon giving Tenant not less than 30 days' written notice, to relocate Tenant to comparable space (including comparable improvements) elsewhere in the Building ("Substitute Premises"). If Landlord moves Tenant to such Substitute Premises, this Lease shall remain in full force and effect and be deemed applicable to such Substitute Premises, and such Substitute Premises shall thereafter be deemed to be the "Premises."

      24.15 Authority. Each person executing this Lease on behalf of Landlord and Tenant warrants that he or she is duly authorized to execute and deliver this Lease on behalf of such party. Upon request from Landlord, Tenant shall provide a certified copy of an applicable resolution evidencing authorization or ratification of this Lease.

      24.16 Non-Waiver. Landlord's failure to insist on strict performance of any of the terms of this Lease shall not be deemed a waiver of any rights or remedies which Landlord may have against Tenant at law or equity, and shall not be deemed a waiver of any subsequent Default in any of such terms.

      24.17 Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Washington. Any action to enforce the provisions hereof shall be in King County, Washington.

      24.18 Exhibits. The following exhibits or riders are made a part of this
Lease:

      Exhibit A - Floor Plan of Premises
      Exhibit B - Tenant Improvements
      Exhibit C - Legal Description of Land
      Exhibit D - Parking Agreement
      Exhibit E - Lease Riders

      IN WITNESS WHEREOF this Lease has been executed on the date specified in
Section 1.1 above.

LANDLORD:

BELLEVUE ASSOCIATES, a
Washington limited partnership

By:   AB Bellevue General Partnership,
      a Washington general partnership
      Its: General Partner

      By:      /s/ Al James
         ---------------------------
            Al James
            Managing General Partner

TENANT:

IMAGEX CORPORATION,
a Washington corporation


By: /s/ Jack Hooper
    ------------------------------------
Name: Jack Hooper
      ----------------------------------
Its: CFO
     -----------------------------------


By:
    ------------------------------------
Name:
      ----------------------------------
Its:
     -----------------------------------

STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )


      I certify that I know or have satisfactory evidence that Al James is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Managing General Partner of AB BELLEVUE GENERAL PARTNERSHIP, a Washington general partnership, the General Partner of BELLEVUE ASSOCIATES, a Washington limited partnership, to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

      Date: Feb. 3, 1997
            ------------

                                        /s/ E. M. Kristoferson
                                        ----------------------------------------
    [SEAL OF
E M KRISTOFERSON                        E. M. Kristoferson
 NOTARY PUBLIC]                         ----------------------------------------
                                        (Printed Name of Notary Public)
                                        My Appointment expires      6/1/97
                                                               -----------------

STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

      I certify that I know or have satisfactory evidence that Jack Hooper is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the CFO of ImageX Corporation to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

      Date: 1-31-97
            ------------

                                        /s/ Billie A. Hess       Billie A. Hess
                                        ----------------------------------------
    [SEAL OF
 BILLIE A. HESS                                     Billie A. Hess
 NOTARY PUBLIC]                         ----------------------------------------
                                        (Printed Name of Notary Public)
                                        My Appointment expires      10-1-97
                                                               -----------------

STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

      I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the ____________________ of ImageX Corporation to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

      Dated:______________________


                                    ---------------------------------
                                    (Signature of Notary Public)


                                    ---------------------------------
                                    (Printed Name of Notary Public)
                                    My Appointment expires

                                    EXHIBIT E

                                  LEASE RIDERS

      1. Suite 215. Suite 215 is a portion of the Premises containing approximately 3,802 square feet. In order to accommodate Tenant, Landlord shall allow Tenant to occupy Suite 215 prior to the Commencement Date on the terms set forth herein. Any Tenant Improvements to Suite 215 will be completed after the remainder of the Tenant Improvements so that Landlord may deliver Suite 215 to Tenant as soon as reasonably possible. The date upon which Landlord causes Suite 215 to be available to Tenant shall be the "Suite 215 Delivery Date." Delivery of Suite 215 to Tenant shall not constitute the Commencement Date of the Lease Term, and the Lease Term shall continue to be 60 months from the Commencement Date. From the Suite 215 Delivery Date to the Commencement Date, Tenant shall pay Base Rent in the amount of $6,178.25 per month. Upon the Suite 215 Delivery Date, all terms of the Lease, except for Rent as set forth in this Section, shall apply to Suite 215. Upon the Commencement Date, Suite 215 shall become part of Suite 200, and Tenant shall pay Rent in accordance with the terms of the Lease. Landlord shall use reasonable diligence to make the Suite 215 Delivery Date as soon as possible after this Lease is executed.

      2.    Option to Extend.

            2.1 Provided that Tenant is not then in default under the terms and conditions of the Lease and otherwise has timely cured all defaults, then Tenant shall have one (1) option to extend the Lease term for three (3) years (the "Extended Term"). In order to exercise such option, Tenant shall provide written notice to Landlord of its election no later than one hundred twenty (120) days before the end of such Lease term. The exercise of such option to extend shall be for all space occupied by Tenant at the time of the exercise of such option and shall be on the same terms and conditions as set forth in the Lease except for the monthly rental which is set forth below in Section 2.3 of this Exhibit E and Additional Rent for operating expenses which is set forth below in Section
2.2 of this Exhibit E.

            2.2 In the event Tenant validly exercises its option to extend the term of this Lease as herein provided, no later than four (4) months prior to the expiration of the initial Lease Term, Landlord shall submit to Tenant a copy of the terms for the Additional Rent for operating expenses upon which Landlord is prepared to extend the Lease Term (the "Additional Rent Terms"). The operating expenses set forth in the Additional Rent Terms shall be calculated based on the average of the actual increase in Landlord's operating costs for the calendar years 1998, 1999 and 2000. On or before the 15th day after the date of the Additional Rent Terms to Tenant, Tenant shall have the right to give Landlord notice in accordance with this Lease stating that Tenant accepts the

Additional Rent Terms. If Tenant does not provide Landlord with Tenant's notice of acceptance of the Additional Rent Terms within 15 days of Landlord's offer as described in this Section 2.2, Landlord shall have no obligation to lease the Expansion Area to Tenant.

            2.3 In the event Tenant validly exercises its option to extend the term of this Lease as herein provided, and if Tenant has duly and timely accepted the Additional Rent Terms as set forth in Section 2.2 of this Exhibit E, monthly rental shall be adjusted as of the Commencement Date of the Extended Term as follows:

                  2.3.1 Commencing at the beginning of the month which is four
(4) months prior to the expiration of the initial Lease Term, Landlord and Tenant shall attempt to agree upon monthly rental for the Premises for the Extended Term, such monthly rental to equal the fair market rental value of the Premises for such Extended Term. If the parties are unable to agree upon the monthly rental for the Extended Term prior to the end of such month, then within ten (10) days thereafter each party, at its own cost and by giving notice to the other party, shall appoint a real estate appraiser with at least five (5) years full-time commercial real estate appraisal experience in the area in which the Premises are located to appraise and set monthly rental for the Extended Term. If a party does not appoint an appraiser within thirty (30) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set monthly rental for the Extended Term. If each party shall have so appointed an appraiser, the two appraisers shall meet promptly and attempt to set the monthly rental for the Extended Term. If the two appraisers are 5% or less apart in their determination of monthly rental, and are otherwise unable to reach an agreement, then the two numbers shall be averaged to determine the monthly rental. Otherwise, if the two appraisers are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to select a third appraiser meeting the qualifications herein stated within ten (10) days after the last day the two appraisers are given to set monthly rental. If the two appraisers are unable to agree on the third appraiser within such ten (10) days after the last day the two appraisers are given to set monthly rental. If the two appraisers are unable to agree on the third appraiser within such ten (10) period, either of the parties to this Lease, by giving ten (10) days' notice to the other party, may apply to the then presiding judge of the Superior Court of King County for the selection of a third appraiser meeting the qualifications stated in this paragraph. Each of the parties shall bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

                  2.3.2 Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set monthly rental for the Extended Term. If a majority of the appraisers are unable to set monthly rental within the stipulated period of


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

time, the three appraisals shall be added together and their total divided by three (3). The resulting quotient shall be the monthly rental for the Premises during the Extended Term. If, however, the low appraisal and/or the high appraisal is/are more than five percent (5%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one (1) appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2), and the resulting quotient shall be monthly rental for the Premises during the Extended Term.

                  2.3.3 For purposes of the appraisal, the term "fair rental value" shall mean the price that a ready and willing tenant would pay, as of the Commencement Date of the Extended Term, as annual rent to a ready and willing landlord of premises comparable to the Premises if such premises were exposed for Lease on the open market for a reasonable period of time.

      3. Options to Expand. Tenant shall have two periods in which Tenant may expand the premises (each, an "Expansion Opportunity Period"). The first Expansion Opportunity Period shall commence on the first day of the 18th full calendar month of the Lease Term and shall end at 5:00 p.m. on the last day of the 20th full calendar month of the Lease Term. The second Expansion Opportunity Period shall commence on the first day of the 36th full calendar month of the Lease Term and shall end at 5:00 p.m. on the last day of the 38th full calendar month of the Lease Term. If at any time during an Expansion Opportunity Period, there is a vacancy (meaning not occupied and not under lease) in the Building of 5,000 or more contiguous square feet on a single floor (the "Expansion Area"), Landlord shall so notify Tenant, and Landlord agrees that prior to leasing the Expansion Area to a person or entity other than (i) any existing tenant in the Building occupying 13,000 square feet or more on the date the Expansion Area becomes vacant, (ii) Ragen MacKenzie who, as of the date of this Lease occupies Suite 400 of the Building, or (iii) any other person or entity who as of the date of this Lease already has a right of first refusal over the Expansion Area, Landlord shall submit to Tenant a copy of the terms upon which Landlord is prepared to enter into a lease amendment with Tenant to expand the Premises into the Expansion Area (the "Offered Terms"). The Offered Terms shall include all material terms of such expansion of the Premises including the agreed rentable square footage for the Expansion Area (which shall be determined by Landlord on a basis consistent with Landlord's standard practices in the Building), additional monthly rent for the Expansion Area, and Tenant allowance, if any, offered by Landlord with respect to the Expansion Area. The additional monthly rent for the Expansion Area shall be the fair market rental value of the Expansion Area, determined using the same procedure as set forth in paragraph
2.3 above. Upon determination of the fair market, Tenant shall have the right to give Landlord notice in accordance with this Lease stating that Tenant elects to rent the Expansion Area upon the Offered Terms. If Tenant duly and timely elects to rent the Expansion Area upon the Offered Terms, Landlord and Tenant shall amend this Lease to reflect Tenant's lease of the Expansion

Area on the Offered Terms and to make the Expansion Area part of the Premises. If Tenant does not provide Landlord with Tenant's notice within 15 days of Landlord's offer as described in this Section 3, Landlord shall have no obligation to lease the Expansion Area to Tenant. In addition, Landlord shall have no obligation to offer the Expansion Area to Tenant if at the time such space becomes vacant or Landlord wishes to enter into a lease with respect to the same with a third party, Tenant is in default under this Lease beyond any applicable cure period. Landlord shall not be in default hereunder if Landlord is unable to deliver possession of the Expansion Area to Tenant as provided herein due to circumstances beyond Landlord's reasonable control.

      4. Additional Rent. Tenant shall pay to Landlord as Additional Rent the Operating Cost Contribution and Property Taxes as more specifically set forth in this Section 4.

            4.1   Operating Cost Contribution.

      4.1.1 Each month of the Lease Term, Tenant shall pay to Landlord as Additional Rent one-twelfth of the Operating Cost Contribution, which is set forth below. The Operating Cost Contribution for 1997 is $0. The Operating Cost Contribution for 1998 is calculated by multiplying the agreed square footage of the Premises by $.15. The Operating Cost Contribution for 1999, and all subsequent years during the original Lease Term, is calculated by multiplying the agreed rentable square footage of the Premises by $.15 and adding the Operating Cost Contribution for the prior year. The current agreed rentable square footage of the Premises is 10,042, as set forth in Section 1.6 of this Lease. The schedule of Operating Cost Contributions, using the above calculations and based on 10,042 square feet, is as follows:

           Calendar Year               Annual Operating Cost Contribution
-------------------------------------  ----------------------------------
                1997                                   $0
                1998                               $1,506.30
                1999                               $3,012.60
                2000                               $4,518.90
                2001                               $6,025.20
                2002                               $7,531.50

                  4.1.2 If the Premises is increased pursuant to Tenant's Option to Expand as set forth in Section 3 of this Exhibit E, Tenant shall pay to Landlord in addition to the Operating Cost Contribution stated in para. 4.1.1 the Operating Cost Contribution as follows. For the period commencing on the first day of the calendar month in which Tenant occupies the Expansion Area and ending on the last day of the 11th full calendar month after Tenant occupies the Expansion Area (the "First Expansion Area Lease Year"), the Operating Cost Contribution shall be $0. For the Second Expansion Area Lease Year (which shall commence on the expiration of the First

Expansion Area Lease Year), the Operating Cost Contribution shall be calculated by multiplying the new agreed rentable square footage of the Expansion Area (which shall be determined as set forth in Section 3 of this Exhibit E) by $.15. If applicable, The Operating Cost Contribution for the third and all subsequent Expansion Area Lease Years (which shall commence on the expiration of the prior Expansion Area Lease Year) shall be calculated by multiplying the new agreed rentable square footage of the Expansion Area by $.15 and adding the Operating Cost Contribution for the prior Expansion Area Lease Year.

                  4.1.3. If Tenant exercises its option to extend the Lease Term as set forth in Section 2 of this Exhibit E, Landlord and Tenant shall use the method set forth in Section 2 of this Exhibit E to determine the Additional Rent for operating expenses for the Extended Term.

            4.2 Payment of Additional Rent Based on Property Taxes. If the amount of Property Taxes (defined below) on the Land and the Building payable in a calendar year during the Lease term exceeds the amount of such taxes payable in the calendar year the Lease term commenced, then Landlord shall notify Tenant in writing and commencing on and retroactive to January 1 of each calendar year, one-twelfth (1/12th) of Tenant's proportionate share of such excess shall be paid by Tenant to Landlord as Additional Rent on the first day of each month during the ensuing one-year period (or for the balance of the Lease term if it is then less than one year). If the amount of Property Taxes on the Land and the Building payable in a calendar year during the Lease term is less than the amount of such taxes payable in the calendar year the Lease term commenced, Landlord shall credit Tenants Proportionate Share of such deficit towards future rent due under this Lease. As used herein, Property Taxes means all real property taxes and personal property taxes, charges and assessments levied with respect to the Land, the Building, and any improvements, fixtures and equipment and all other properly of Landlord, real or personal, located in or on the Building and used in connection with the operation of the Building.

      5. Vacation by Prior Tenants. Tenant acknowledges that this Lease, and Landlord's obligation to deliver Suite 215 and the remainder of the Premises to Tenant, is conditioned upon (i) Landlord entering into Termination Agreements with the current tenants of the area comprising the Premises, and (ii) the vacation of the Premises by the current tenants. This Lease shall become void if either (i) or (ii) does not occur by February 28, 1997, and neither party shall have any further rights under this Lease. If Tenant has occupied Suite 215 pursuant to Section 1 of this Rider, and If the Lease becomes void pursuant to this Section 4, Tenant no later than March 15, 1997 (i) remove any trade fixtures, as well as remaining documents, computers, furniture and other items of personal property from Suite 215, (ii) leave Suite 215 in "broomclean" condition and free from any unreasonable damages (nominal wear and tear for the period of occupancy of Suite 215 is excepted), and (iii) deliver possession of Suite 215 to Landlord, upon which time neither parry shall have any further rights under this Lease.

      6. Landlord's Insurance. Landlord shall maintain fire and extended coverage insurance on the Buildings and other improvements located on the Land, with a policy limit that is reasonable, using good business judgment.


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